U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                January 31, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)





                              PEOPLESWAY.COM, INC.
              -----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter





          Nevada                    000-28657             87-0374559
---------------------------      ---------------    ----------------------
State or Other Jurisdiction      Commission File    IRS Employer Identifi-
     of Incorporation                Number             cation Number




           2969 Interstate Street, Charlotte, North Carolina  28208
       ---------------------------------------------------------------
          Address of Principal Executive Office, Including Zip Code


                              (704) 393-1860
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code


                                    N/A
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On January 31, 2001, Michael J. Bongiovanni, C.P.A., P.A., auditors for Peoplesway.com, Inc. ("Registrant") resigned.

     (b) Michael J. Bongiovanni, C.P.A., P.A.'s reports on the Registrant's financial statements for the period ended August 31, 1999 and for the fiscal year ended March 31, 2000, contained no adverse opinion or disclaimer of opinion nor were they qualified as to audit scope or accounting principles.

     (c) The Registrant's Board of Directors has not yet made the decision to engage another auditor. The Registrant does not have an audit committee.

     (d) In connection with the prior audits for the period ended August 31, 1999 and for the fiscal year ended March 31, 2000, there have been no disagreements with Michael J. Bongiovanni, C.P.A., P.A. on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure. It is currently anticipated that Michael J. Bongiovanni, C.P.A., P.A. will be engaged to provide assistance to the Registrant in connection with the preparation of the Registrant's financial statements in the future, but that such firm will not perform any auditing services in connection therewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.

          Exhibit 16     Letter from Michael J. Bongiovanni, CPA
          Exhibit 99.1   Letter from Michael J. Bongiovanni, CPA, PA


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PEOPLESWAY.COM, INC.



Dated: February 23, 2001               By: /s/ E. M. Johnston
                                           -----------------------------
                                             E. M. Johnston
                                             Chief Executive Officer